UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report: June 10, 2022

TECOGEN INC. (OTCQX: TGEN)
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-36103	04-3536131
(Commission File Number)	(IRS Employer Identification No.)

45 First Avenue
Waltham, Massachusetts	02451
(Address of Principal Executive Offices)	(Zip Code)
(781) 466-6400
(Registrant's telephone number, including area code)
_______________________________________________

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of exchange on which registered

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The following proposals were submitted to stockholders of Tecogen Inc. (the “Company”) at its 2022 Annual Meeting of Stockholders (the “Annual Meeting”) held on June 9, 2022:

1.To elect eight directors to the Board of Directors of the Company to hold office until the 2023 Annual Meeting or until their successors are duly elected and qualified.

2.To ratify the appointment of Wolf & Company, P.C. as the Company’s independent registered public accounting firm.

3.To approve the adoption of the Company’s 2022 Stock Incentive Plan.

4.To approve on a non-binding advisory basis the compensation of the named executive officers of the Company.

The number of votes cast for and against, and the number of abstentions and broker non-votes with respect to each matter voted upon are set forth below:

1.Election of Directors

	For	Withheld
Angelina Galiteva	12,168,742	568,955
John N. Hatsopoulos	12,298,038	439,659
Benjamin M. Locke	12,707,253	30,444
Ahmed F. Ghoniem	12,153,812	583,885
Earl R. Lewis, III	12,405,022	332,675
Fred Holubow	12,108,284	629,413
Ralph Jenkins	12,437,750	299,947
Abinand Rangesh	12,707,253	30,444

All of the nominees received at least a plurality of the votes cast by stockholders entitled to vote thereon, and therefore Ms. Angelina Galiteva, Mr. John Hatsopoulos, Mr. Benjamin Locke, Mr. Ahmed Ghoniem, Mr. Earl Lewis, III, Mr. Fred Holubow, Mr. Ralph Jenkins, and Mr. Abinand Rangesh were elected to serve as directors of the Company until the 2023 Annual Meeting or until their successors are duly elected and qualify.

2.    Ratification of the appointment of Wolf & Company, P.C. to serve as independent public accountants for the fiscal year ending December 31, 2022.

For	Against	Abstain
15,460,219	24,782	534,341
The proposal to ratify of the appointment of Wolf & Company, P.C. received a majority of the votes cast by stockholders entitled to vote thereon, and therefore the appointment of Wolf & Company, P.C. as the Company’s independent registered public accountants for the year ending December 31, 2022 is approved.

3.    Approval of the adoption of the Company’s 2022 Stock Incentive Plan.

For	Against	Abstain	Broker Non-Votes
12,053,077	674,318	10,302	3,281,645

The proposal to approve the adoption of the Company’s 2022 Stock Incentive Plan received a majority of the votes cast by stockholders entitled to vote thereon, and therefore the Company’s 2022 Stock Incentive Plan is approved.

4.    Approval on a non-binding advisory basis of the compensation paid to the Company’s named executive officers for 2021.

For	Against	Abstain	Broker Non-Votes
12,301,367	408,900	27,430	3,281,645
The proposal to approve on a non-binding advisory basis the compensation paid to the Company’s named executive officers in 2021 received a majority of the votes cast by stockholders entitled to vote thereon.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TECOGEN INC.

By: /s/ Benjamin Locke
June 10, 2022	Benjamin Locke, Chief Executive Officer